SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 1999

                               NFO WORLDWIDE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-21460                        06-1327424
   --------                        -------                        ----------
(State or other                  (Commission                    (IRS Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)

2 Pickwick Plaza, Suite 400
Greenwich, Connecticut                                              06830
----------------------                                              -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (203) 629-8888
                                                    --------------

                                 Not applicable
                                 --------------

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                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.
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Item 5.    Other Events.

           Subject to the following paragraph, the description of the Rights to Acquire Series A Preferred Stock (the "Rights") is set forth under the heading "Description of Registrant's Securities to be Registered" in the Company's Registration Statement on Form 8-A (the "Registration Statement") filed by the Company with the Securities and Exchange Commission on October 6, 1998 which description is incorporated herein by reference.

           On December 20, 1999, NFO Worldwide, Inc. (the "Company"), entered into an Amendment to Rights Agreement (the "Amendment"), to amend the Shareholder Rights Agreement dated October 5, 1998 (the "Rights Agreement"), in order to provide that the Agreement and Plan of Merger (the "Merger Agreement") executed with The Interpublic Group of Companies, Inc. ("IPG"), on December 20, 1999, would not (i) result in IPG being deemed to be an Acquiring Person (as defined in the Rights Agreement) or (ii) constitute a Shares Acquisition Date (as defined in the Rights Agreement), a Separation Date (as defined in the Rights Agreement), or a Triggering Event, in each case under the terms of the Rights Agreement.

           The Amendment also provides that the Expiration Date (as defined in the Rights Agreement) shall occur at or prior to the earliest to occur of (i) October 15, 2008, (ii) the date on which the Rights are redeemed as provided in
Section 23 thereof, (iii) the time at which such Rights are exchanged as provided in Section 24 thereof or (iv) the Effective Time (as defined in the Merger Agreement). A copy of the Amendment to Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

      (a)  Financial statements of businesses acquired.

           Not Applicable.

      (b)  Pro forma financial information.

           Not Applicable.

      (c)  Exhibits.

           4   Amendment to Rights Agreement, dated December 20, 1999.

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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                NFO WORLDWIDE, INC.


                                By: /s/ Patrick G. Healy
                                    --------------------
                                    Patrick G. Healy
                                    President - Corporate Product/Systems
                                    Development and Chief Financial Officer

Dated: December 23, 1999

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                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                             Dated December 22, 1999

                                                           Sequentially
          Exhibit                                          Numbered
          Number         Exhibit                           Page
          ------         -------                           ----
          4              Amendment to Rights Agreement,
                         dated December 20, 1999.

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